CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amendment No. 1 to the Quarterly Report on Form 10-QSB of Indigo-Energy, Inc. for the quarter ended September 30, 2005, I, Stanley L. Teeple, Chief Financial Officer of Indigo-Energy, Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

 1. Such Amendment No. 1 to the Quarterly Report on Form 10-QSB for the period ended September 30, 2005, fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2. The information contained in such Amendment No. 1 to the Quarterly Report on Form 10-QSB for the period ended September 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Indigo-Energy, Inc.

Dated: October 5, 2006

                   INDIGO-ENERGY, INC.

                   By: /s/ Stanley L. Teeple
                       --------------------
                       STANLEY L. TEEPLE

                       Chief Financial Officer